SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     May 23, 2000


                          Community West Bancshares
                  --------------------------------------------
              (Exact Name of Registrant as Specified in its Charter


         California                  000-23575                 77-0446957
   ----------------------       -------------------     ------------------------

(State or Other Jurisdiction     (Commission File   (IRS Employer Identification
    of Incorporation)                 Number)                    Number


      445 Pine Avenue, Goleta, California,                             93117
 -------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                          (Zip Code)


                                (805) 692-1862
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




                                                        Exhibit Index at Page: 2
                                                           Total No. of Pages: 3


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ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     Community West Bancshares (the "Registrant") filed a Current Report on Form 8-K dated May 12, 2000 to report a change in certifying accountants. This Current Report on Form 8-K/A is being submitted for the purpose of filing the letter from Deloitte and Touche, LLP ("Deloitte"), the Registrant's former independent accountant, pursuant to Item 304(a)(3) of Regulation S-K. The letter from Deloitte is filed as an Exhibit 16 to this Current Report on Form 8-K, and dated May 12, 2000, in response to Item 304(a)(1) of Regulation S-K.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(c)       Exhibits

              The following exhibit is filed as a part of this Current Report on Form 8-K:

          EXHIBIT  NO.                                                      PAGE
                                                                            ----

            16         Letter re: Changes in Registrant's Certifying           3
                       Accountants


                                   SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date  May 23, 2000                               COMMUNITY  WEST  BANCSHARES

                                                 By:  /s/  Lynda  Pullon  Radke
                                                      -------------------------
                                                      Lynda  Pullon  Radke
                                                      Senior Vice President and
                                                      Chief  Financial  Officer


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